UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 15, 2019
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENS OF CERTAIN OFFICERS

Retirement of Andrea E. Utecht as Executive Vice President, General Counsel and Secretary
On January 15, 2019, FMC Corporation (“FMC” or the “Company”) announced that Ms. Andrea E. Utecht will retire from her positions as Executive Vice President, General Counsel and Secretary of the Company effective March 31, 2019. Ms. Utecht joined FMC in 2001 as Chief Legal Officer and has served as Vice President, General Counsel and Secretary since 2002, and as Executive Vice President since 2011.

Appointment of Michael F. Reilly as Executive Vice President, General Counsel and Secretary
On January 15, 2019, the Company announced that Mr. Michael F. Reilly has been named Executive Vice President, General Counsel and Secretary succeeding Ms. Utecht, effective April 1, 2019.

Mr. Reilly, age 55, joined FMC in 2002 as group counsel for the Agricultural Solutions business with responsibility for all business legal affairs, including M&A, joint ventures, litigation, antitrust, FCPA, and regulatory compliance.  He was named Assistant General Counsel and Group Counsel for the Agricultural Solutions business in 2004 and was promoted to Associate General Counsel in 2013. Mr. Reilly was named Vice President, Associate General Counsel and Chief Compliance Officer in 2016, with responsibility for FMC’s ethics and compliance processes. Prior to FMC, he served in several legal roles of increasing responsibility in the crop protection industry and at several law firms in New York City and Philadelphia. Mr. Reilly earned his bachelor of arts from Columbia University, and his juris doctor from Harvard Law School.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number        Exhibit Title
99.1        Press Release dated January 15, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ ANDREA E. UTECHT
Andrea E. Utecht Executive Vice President, General Counsel and Secretary
Date: January 15, 2019